 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016

MANPOWERGROUP INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2016, the Board of Directors of ManpowerGroup Inc. (the "Company") appointed John (Jack) T. McGinnis as the Company's Executive Vice President and Chief Financial Officer ("CFO"), effective as of February 15, 2016. On January 28, 2016, Michael Van Handel notified the Company of his retirement as CFO, which will take effect when Mr. McGinnis commences as CFO on February 15, 2016. The Board has appointed Mr. Van Handel as Senior Executive Vice President effective as of February 15, 2016 and he is expected to continue his employment with the Company in such capacity at least through the end of this fiscal year.
Until this month, McGinnis, 49, was the Global Controller at Morgan Stanley, a global financial services firm, which he joined in January 2014. From 2006 until January 2014, Mr. McGinnis was employed at HSBC where he held several leadership positions, including CFO, HSBC North America Holdings Inc. Earlier in his career, Mr. McGinnis was a Partner at Ernst & Young LLP.
There are no family relationships between Mr. McGinnis and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The press release issued by the Company announcing the appointment of Mr. McGinnis and retirement of Mr. Van Handel is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
In conjunction with the appointment of Mr. McGinnis, on January 29, 2016, the Board approved the terms of an offer letter from the Company that had been accepted by Mr. McGinnis, but which was contingent upon the Board’s appointment of Mr. McGinnis as CFO and the Board’s approval of the offer letter itself.
Under the terms of the offer letter, Mr. McGinnis is entitled to the following compensation items:

•	A base salary of $600,000;

•	A target bonus opportunity for 2016 equal to 100% of his salary;

•	A recommended $2,000,000 long-term equity incentive award to be granted in February 2016, made up of 60% performance share units, 20% stock options, and 20% restricted stock units;

•	A recommended $1,000,000 career share award to be granted in February 2016 with five year cliff vesting;

•	Reasonable relocation expenses; and

•	A severance agreement, to be entered into in February 2016.
The foregoing description of the offer letter does not purport to be complete and is qualified in its entirety by reference to the offer letter, a copy of which is attached hereto as Exhibit 10.1 to this filing and is incorporated herein by reference.

Item 9.01.                        Exhibits

Exhibit No.	Description

10.1	Letter Agreement between John (“Jack”) T. McGinnis and the Company dated as of November 17, 2015
99.1	Press Release dated February 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.
Dated: February 3, 2016	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

10.1    Letter Agreement between John (“Jack”) T. McGinnis and the Company dated as of November 17, 2015
99.1     Press Release dated February 3, 2016